SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

United American Petroleum Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-51465 (Commission File Number)	20-1904354 (IRS Employer Identification No.)

3101 Bee Caves Road, Centre II, Suite 301, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 249-5552
Registrant’s telephone number, including area code

Forgehouse, Inc. 1906 Berkeley Avenue, Los Angeles, CA 90026
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 31, 2010 (the Closing Date”),  Forgehouse, Inc. (referred to herein as the “Registrant,” “Forgehouse,” the “Company,” “we,” “us” and similar terms) entered into and closed an Agreement and Plan of Merger (the “Merger Agreement”) by and among, the Company, United American Petroleum Corp., a Nevada corporation (“United”), and our newly formed wholly-owned subsidiary, United PC Acquisition Corp., a Nevada corporation (“Merger Sub”)(the “Merger Transaction”).  In connection with the Merger Agreement, we had previously formed Merger Sub into which, at closing, merged with and into United, with United surviving (the “Merger”), pursuant to Articles of Merger, which we filed with the Nevada Secretary of State. The Articles of Merger between Merger Sub and United are attached hereto as Exhibit 3.1.  As a result of the Merger, United became our wholly owned subsidiary.  Immediately thereafter and pursuant to the Agreement and Plan of Merger and Reorganization dated December 31, 2010 by and between the Company and United American Petroleum Corp. dated December 31, 2010 (the “Sub Merger Agreement”), United merged with and into Forgehouse, with Forgehouse surviving.  In connection with the latter merger, we changed our name to “United American Petroleum Corp.” pursuant to Articles of Merger, which we filed with the Nevada Secretary of State. The Articles of Merger between the Company and United are attached hereto as Exhibit 3.2.   (The merger transactions described above collectively referred to herein as the “Mergers.”).

The Merger Agreement is attached hereto as Exhibit 2.1.  This brief description of the Merger Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the agreement as attached. The Sub Merger Agreement is attached hereto as Exhibit 2.2. This brief description of the Sub Merger Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the agreement as attached.

In connection with the Merger Transaction, the shareholders of United, who collectively held 10,000,000 shares of common stock of United, became shareholders of the Company holding 15,000,000 shares of our common stock.  Immediately following the consummation of the Merger Transaction and as a result of the other transactions disclosed in this Current Report on Form 8-K, we had an aggregate of 43,950,000 shares of common stock issued and outstanding as of December 31, 2010.  In connection with the Merger Transaction, we assumed all of United’s contractual obligations.

The Merger Agreement was approved by the board of directors of each of Forgehouse, Inc., United American Petroleum Corp. and United PC Acquisition Corp.  The Sub Merger Agreement was approved by the board of directors of Forgehouse, Inc.

Item 2.01 of this report discusses the consummation of the Merger Agreement and various other transactions and events completed in connection with the Merger Agreement and is incorporated herein by reference.

Private Placement

In connection with the Merger Transaction, we entered into a Note and Warrant Purchase Agreement with one investor pursuant to which the investor agreed to lend up to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) to us in multiple installments in exchange for a senior secured convertible promissory note (the “Note”) with a conversion price of $0.50 per share and five-year warrants to acquire shares of common stock at an exercise price of $1.00 per share (the “Warrants”) in the amount of each installment. The first installment of Six Hundred Twenty Thousand Dollars ($620,000) (“First Installment”) was delivered on the Closing Date and we issued 620,000 Warrants to the in connection with the First Installment. The Note and Warrant Purchase Agreement provides that the investor will lend additional installments to us in amounts as requested by us; provided however, that we provide the proposed use of proceeds for each requested amount. The investor shall have sole discretion in determining whether the proposed use of proceeds meets those requirements.

We are obligated to register the shares of common stock underlying the Note and the shares of common stock underlying the Warrants for resale as described below.  A form of the Note and Warrant Purchase Agreement is included as Exhibit 10.1 to this report. A form of the Note is included as Exhibit 10.2 to this report.  A form of the Warrants is included as Exhibit 10.3 to this report.  The issuance was made pursuant to Regulation S promulgated by the SEC.  We believe that exemptions were available because (iii) the sale was made to eligible non-U.S. persons as that term is defined for purposes of Regulation S, and with regard to all transactions, (iii) transfer was restricted in accordance with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) (including by legending of certificates representing the securities).

In connection with the Private Placement, we entered into a registration rights agreement with the investor (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, we are obligated to register for resale the shares of common stock, which underlie the Note and the Warrants. This brief description of the Registration Rights Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement as attached in Exhibit 4.1 to this report.

In connection with the Private Placement, we entered into a security agreement with the investor (the “Security Agreement”) to secure the timely payment and performance in full of our obligations pursuant to the Note.  This brief description of the Security Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Security Agreement as attached in Exhibit 10.4 to this report.

Stock Cancellation Agreement

On December 31, 2010, we also entered into a Stock Cancellation Agreement (the “Cancellation Agreement”) with Christian Negri, pursuant to which the Company and Mr. Negri agreed to cancel 2,550,000 shares of common stock held by Mr. Negri. The foregoing description of the Cancellation Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the agreement as attached in Exhibit 10.5 to this current report.

Vesting Agreements

On December 31, 2010, we entered into a stock vesting agreement with Michael Carey (the “Carey Vesting Agreement”) and a stock vesting agreement with Ryan Hudson (the “Hudson Vesting Agreement”) (collectively, the “Stock Vesting Agreements”).  Pursuant to the Stock Vesting Agreements, Mr. Carey and Mr. Hudson each agreed to have 2,500,000 shares of their total shares of our common stock that they each own be subject to vesting for an 18-month period.  The shares are subject to forfeiture until the occurrence of the milestones set forth below (“Vesting Events”) or the 18-month anniversary of the date of the Agreement (the “Vesting Termination Date”).  The Vesting Events shall be deemed to have occurred if, prior to the Vesting Termination Date, we have achieved all of the following milestones:

(i)   On or before March 31, 2011, we increase operations by nine (9) additional wells;
(ii)  On or before June 30, 2011, we purchase one (1) additional project, commence work on such project, and increase operations by nine (9) additional wells;
(iii) On or before September 30, 2011, we purchase one (1) additional project, commence work on such project, and increase operations by nine (9) additional wells;
(iv) On or before December 31, 2011, we purchase one (1) additional project, commence work on such project, and increase operations by nine (9) additional wells; and
(v)  As of December 31, 2011, we operate on a Break Even Cash Flow Basis (as defined in the Stock Vesting Agreements).

This brief description of the Carey Vesting Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the agreement as attached in Exhibit 10.6 to this report. This brief description of the Hudson Vesting Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the agreement as attached in Exhibit 10.7 to this report.

Lock-Up Agreements

On December 31, 2010, we entered into lock-up agreements with each of our officers and directors pursuant to which such holders are not permitted to dispose of any of their securities in the Company until the twelve to twenty-four month anniversary of the effective date of the lock-up agreements.   This brief description of the lock-up agreements is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the lock-up agreement as attached in Exhibit 10.8 of this report.

Employment Agreements

In connection with the Merger Transaction, we assumed certain employment agreements that United had with its executive officers, Michael Carey and Ryan Hudson (“Employment Agreements”).  A full description of the terms of the Employment Agreements is contained in Item 5.02 of this report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2010, we completed the acquisition of United pursuant to the Merger Agreement referenced in Item 1.01 of this report. The disclosures in Item 1.01 of this current report in connection with the Merger Transaction are incorporated herein by reference.

As a result of the Merger Transaction, we own the following interests in certain oil and gas properties in Texas.

The Marcee 1 Interest. As a result of the Merger Transaction, we own a 100% working interest in the Marcee 1 Tract, which is located on approximately 112 acres of land in Gonzalez County, Texas (“Marcee 1 Tract”). United recently performed a completion attempt on the well located on the Marcee 1 Tract and we believe that the well may be put on the production in the near future.

The Lozano Interest.  As a result of the Merger Transaction, we own a 25% working interest in the Hector Lozano Tract, which is located on approximately 110 acres, located in Frio County, Texas (“Lozano Tract”). The Lozano Tract is a currently producing asset with three wells with proven reserves.

As a result of the Merger Transaction, we acquired all of United’s rights and interests in all operating agreements for all wells for which United currently acts as the operator. We also acquired all of United’s assets used in the business conducted at the Marcee 1 Tract and Hector Lozano Tract or at any well that United acts as the operator, including certain furniture and equipment.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of the Note.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Merger Transaction, we issued to stockholders of United an aggregate of 15,000,000 shares of our common stock upon conversion of the 10,000,000 shares of United’s common stock.  The 1.5:1 exchange ratio was determined by arms-length negotiations between United and Forgehouse and was not based on any particular valuation or other financial data with respect to either company or a comparison of comparable companies or transactions.

Pursuant to the Merger Transaction, the issuance of those 15,000,000 shares of our common stock were made in reliance on Rule 506 of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act.  We believe that the exemption was available because (i) no advertising or general solicitation was employed in offering the securities, (ii) the issuance of securities was made to two persons, who were accredited individual, (iii) transfer of the securities was restricted in accordance with the requirements of the Securities Act, (iv) the issuees was financially sophisticated or advised by someone who had the requisite acumen, and (v) the issuee was provided with the applicable disclosure materials or access thereto.

In connection with the Merger Transaction, we entered into a Note and Warrant Purchase Agreement with one investor pursuant to which the investor agreed to lend up to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) to us in multiple installments in exchange for a senior secured convertible promissory note (“Note”) with a conversion price of $0.50 per share and five-year warrants to acquire shares of common stock at an exercise price of $1.00 per share (the “Warrants”) in the amount of each installment. The first installment of Six Hundred Twenty Thousand Dollars ($620,000) (“First Installment”) was delivered on the Closing Date and we issued 620,000 Warrants to the in connection with the First Installment. The Note and Warrant Purchase Agreement provides that the investor will lend additional installments to us in amounts as requested by us; provided however, that we provide the proposed use of proceeds for each requested amount. The investor shall have sole discretion in determining whether the proposed use of proceeds meets those requirements.

We are obligated to register the shares of common stock underlying the Note and the shares of common stock underlying the Warrants for resale as described below.  A form of the Note and Warrant Purchase Agreement is included as Exhibit 10.1 to this report. A form of the Notes is included as Exhibit 10.2 to this report.  A form of the Warrants is included as Exhibit 10.3 to this report.  The issuance was made pursuant to Regulation S promulgated by the SEC.  We believe that exemptions were available because (iii) the sale was made to eligible non-U.S. persons as that term is defined for purposes of Regulation S, and with regard to all transactions, (iii) transfer was restricted in accordance with the requirements of the Securities Act (including by legending of certificates representing the securities).

In connection with the Private Placement, we entered into a registration rights agreement with the investor (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, we are obligated to register for resale the shares of common stock, which underlie the Note and the Warrants. This brief description of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the form of the Registration Rights Agreement as attached in Exhibit 4.1 to this report.

In connection with the Private Placement, we entered into a security agreement with the investor (the “Security Agreement”) to secure the timely payment and performance in full of our obligations pursuant to the Note.  This brief description of the Security Agreement is not intended to be complete and is qualified in its entirety by reference to the form of the Security Agreement as attached in Exhibit 10.4 to this report.

Item 5.01 Changes in Control of Registrant

On December 31, 2010, we entered into the Merger Transaction, pursuant to which (i) we acquired certain oil, gas and mineral leases and other rights and interests located in Texas in exchange for 15,000,000 shares of our common stock, (ii) we completed the Private Placement, and (iii) Christian Negri, our officer and director, agreed to have 2,550,000 shares of common stock cancelled and retired.

As of December 31, 2010, and as a result of the transactions disclosed above, 43,950,000 shares of our common stock are issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 31, 2010, by (i) each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Michael Carey 3101 Bee Caves Road, Centre II, Suite 301 Austin, TX 78759	7,500,000 shares (2) Chief Executive Officer, President and director	17.06%
Common Stock	Ryan Hudson 3101 Bee Caves Road, Centre II, Suite 301 Austin, TX 78759	7,500,000 shares (3) Chief Operating Officer, Secretary	17.06%
Common Stock	Christian Negri 1906 Berkeley Avenue Los Angeles, CA 90026	500,000 shares Treasurer, and director	1.14%
Common Stock	Bill Cheung Harbourfront Horizon C1916 8 Hung Luen Rd Hunghom Bay, Kowloon, Hong Kong	6,950,000 shares	15.81%
Common Stock	All directors and named executive officers as a group	15,500,000 shares	35.27%
(1)	Percentage of beneficial ownership of our common stock is based on 43,950,000 shares of common stock outstanding as of the date of the table.
(2)	Includes 2,500,000 shares which are subject to the Stock Vesting Agreement dated December 31, 2010.
(3)	Includes 2,500,000 shares which are subject to the Stock Vesting Agreement dated December 31, 2010.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, upon the closing of the Merger Transaction, Christian Negri resigned as our Company’s President and Secretary and remained as our Treasurer and a director. Mr. Negri’s resignation was not the result of any disagreement with the policies, practices or procedures of the Registrant. The resignation of Mr. Negri is attached hereto as Exhibit 17.1.

Also on that date, pursuant to the terms of the Merger Agreement, upon the closing of the Merger Transaction, our Board of Directors appointed Michael Carey, as Chief Executive Officer, President and as a director and appointed Ryan Hudson as Chief Operating Officer and Secretary. There is no family relationship between any of our officers and directors.

Michael Carey, age 30.  Michael Carey is our Chief Executive Officer, President and one of our directors. From October 15, 2010 to the Closing Date, Mr. Carey was the Chief Executive Officer of United.  Prior to joining United, Mr. Carey previously worked for Trius Operations, LLC, and 4 Phoenix Oil & Gas, doing business as Phoenix Oil & Gas LLC. From 2002 to 2004, Mr. Carey served as senior vice president at Richman Oil. Mr. Carey also previously served as a sales and customer service representative for Woodworkers Supply and served as junior vice president for CKG Energy.  Mr. Carey is not an officer or director of any other reporting company. Mr. Carey owns 7,500,000 shares of our common stock. Pursuant to the terms of the Merger Agreement, we assumed United’s employment agreement with Mr. Carey, dated October 15, 2010 (“Carey Employment Agreement”).  Pursuant to the Carey Employment Agreement, Mr. Carey will receive a salary of $6,000 per month with incremental raises on a quarterly basis.   Mr. Carey is not expected to receive any compensation from us for his service as a director.

This brief description of the Carey Employment Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the agreement as attached in Exhibit 10.9 to this report.

Ryan Hudson, age 34.  Ryan Hudson is our Chief Operating Officer and Secretary.  From October 15, 2010 to the Closing Date, Mr. Hudson was the Chief Operating Officer of United American Petroleum Corp.  Prior to joining United American Petroleum Corp., Mr. Hudson worked for Trius Operations, LLC, and 4 Phoenix Oil & Gas, doing business as Phoenix Oil & Gas LLC. From 2001 to 2004, Mr. Hudson served as senior vice president at Richman Oil.  Mr. Hudson is also a certified firefighter and received his firefighter certification from the Texas Commission on Fire Protection. Mr. Hudson currently serves as a volunteer firefighter with the Leander Fire Department in Leander, Texas. Mr. Hudson is not an officer or director of any other reporting company.  Mr. Hudson owns 7,500,000 shares of our common stock.   Pursuant to the terms of the Merger Agreement, we assumed United’s employment agreement with Mr. Hudson, dated October 15, 2010 (“Hudson Employment Agreement”).  Pursuant to the Hudson Employment Agreement, Mr. Hudson will receive a salary of $6,000 per month with incremental raises on a quarterly basis.

This brief description of the Hudson Employment Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the agreement as attached in Exhibit 10.10 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

We owned one hundred percent (100%) of Merger Sub, which was formed for the purpose of effectuating a reverse triangular merger, pursuant to which Merger Sub merged with and into United and United survived.  Immediately thereafter, United merged with and into Forgehouse, and Forgehouse survived (the “Merger”) and, in connection therewith, caused our name to be changed to “United American Petroleum Corp.”

In connection with the Mergers, we filed Articles of Merger with the Secretary State of Nevada to effectuate the Merger and caused our name to be changed to “United American Petroleum Corp.” The Articles of Merger between Merger Sub and United are attached hereto as Exhibit 3.1.  The Articles of Merger between ForgeHouse and United are attached hereto as Exhibit 3.2. As a result of the Merger and name change, our CUSIP number changed. As a result of the Merger and name change, our CUSIP number and trading symbol changed.  Our CUSIP number changed from 346299100 to 90933X100.   Our new symbol is UAPC, which will take effect at the open of business on January 6, 2011.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

We intend to file financial statements of United and any pro forma financial information regarding the acquisition of United by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is filed.

(d) Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, by and among the Company, United American Petroleum Corp and United PC Acquisition Corp., dated December 31, 2010.
2.2	Agreement and Plan of Merger and Reorganization dated December 31, 2010, by and between the Company and United American Petroleum Corp. dated December 31, 2010.
3.1	Articles of Merger between United PC Acquisition Corp and United American Petroleum Corp.
3.2	Articles of Merger between United American Petroleum Corp. and Forgehouse, Inc.
4.1	Form of Registration Rights Agreement
10.1 10.2 10.3 10.4	Form of Note and Warrant Purchase Agreement Form of Senior Secured Convertible Promissory Note Form of Warrant Form of Security Agreement
10.5 10.6 10.7 10.8 10.9 10.10 17.1
Stock Cancellation Agreement by and among the Company and Christian Negri, dated as of December 31, 2010.
Stock Vesting Agreement by and among the Company and Michael Carey, dated as of December 31, 2010.
Stock Vesting Agreement by and among the Company and Ryan Hudson, dated as of December 31, 2010.
Form of Lock-Up Agreement
Employment Agreement of Michael Carey
Employment Agreement of Ryan Hudson
Resignation of Christian Negri

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

United American Petroleum Corp.

Date: January 5, 2011	By:	/s/ Michael Carey
Michael Carey Chief Executive Officer